UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 14, 2006
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51602	23-2131580
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3845 Corporate Centre Drive
O’Fallon, Missouri		63368
(Address of principal executive offices)		(Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act.
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Text of Slides

Item 7.01. Regulation FD Disclosure
     On June 14, 15 and 16, 2006, Gregg D. Scheller, the registrant’s president and chief executive officer, and Pamela G. Boone, its executive vice president and chief financial officer, will present information regarding the registrant’s business and financial performance to various investors, analysts and other market participants in a series of meetings, including a presentation at the Arch Investment Conference at the Hotel Plaza Athenee in New York City on Thursday, June 15, 2006. The text of slides to be shown during the presentations is attached as Exhibit 99.1 to this Form 8-K.
     The information furnished under this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

99.1	Text of slides to be shown during the registrant’s presentations on June 14, 15 and 16, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 13, 2006

SYNERGETICS USA, INC.
(Registrant)

By:	/s/ Pamela G. Boone

Name:	Pamela G. Boone
Title:	EVP and Chief Financial Officer